Securities, 424I - Securities, 424I: 1	Dec. 09, 2025 USD ($)
Securities, 424I Table
Security Class Title	SPDR Gold MiniShares
Aggregate Sales Price	$ 10,397,043,664.68
Aggregate Redeemed or Repurchased, FY	3,960,180,430.82
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	0.00
Net Sales	$ 6,436,863,233.86
Fee Rate	0.01381%
Amount of Registration Fee	$ 888,930.81